                                                                    EXHIBIT 24


                              POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to 100,000 shares of Thomas & Betts Corporation Common Stock in connection with the Thomas & Betts Corporation Nonemployee Directors Stock Option Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.


     SIGNATURE                                            TITLE                                     DATE
     ---------                                            -----                                     ----
/s/ Clyde R. Moore            President and Chief Executive Officer
-------------------------     and Director
    Clyde R. Moore            (PRINCIPAL EXECUTIVE OFFICER)                June 10, 1999

/s/ Ernest H. Drew            Director                                     June 10, 1999
-------------------------
    Ernest H. Drew

/s/ T. Kevin Dunnigan         Chairman of the Board and Director           June 10, 1999
-------------------------
    T. Kevin Dunnigan

/s/ Jeananne K. Hauswald      Director                                     June 10, 1999
-------------------------
    Jeananne K. Hauswald

/s/ Fred R. Jones             Vice President-Chief Financial Officer       June 10, 1999
-------------------------     (PRINCIPAL ACCOUNTING OFFICER AND
    Fred R. Jones             PRINCIPAL FINANCIAL OFFICER)

/s/ Ronald B. Kalich          Director                                     June 10, 1999
-------------------------
    Ronald B. Kalich

/s/ Robert A. Kenkel         Director                                      June 14, 1999
-------------------------
    Robert A. Kenkel

/s/ Jerry Kronenberg         Vice President-General Counsel                June 10, 1999
-------------------------    and Secretary
    Jerry Kronenberg



/s/ Kenneth R. Masterson     Director                                      June 10, 1999
-------------------------
    Kenneth R. Masterson

/s/ Thomas C. McDermott      Director                                      June 10, 1999
-------------------------
    Thomas C. McDermott

/s/ Jean-Paul Richard        Director                                      June 10, 1999
-------------------------
    Jean-Paul Richard

/s/ Jerre L. Stead           Director                                      June 10, 1999
--------------------------
     Jerre L. Stead

/s/ William H. Waltrip       Director                                      June 10, 1999
--------------------------
    William H. Waltrip